Property, Plant and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

NOTE 6. PROPERTY, PLANT AND EQUIPMENT

The classes of property, plant and equipment as of December 31 are summarized as follows ($ in millions):

	2016	2015
Land and improvements	$63.5	$66.0
Buildings and leasehold improvements	340.8	344.8
Machinery and equipment	1,147.5	1,080.8

Gross property, plant and equipment	1,551.8	1,491.6
Less: accumulated depreciation	(1,004.2)	(976.8)

Property, plant and equipment, net	$547.6	$514.8

Total depreciation expense was $91 million, $88 million and $88 million for the years ended December 31, 2016, 2015 and 2014, respectively. Capital expenditures totaled $130 million, $120 million and $103 million for the years ended December 31, 2016, 2015 and 2014, respectively. There was no capitalized interest related to capitalized expenditures in any period.